UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 16, 2014

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant

The Audit Committee of Orrstown Financial Services, Inc. (the “Company”) recently completed a competitive bid process to determine the accounting and audit firm that would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. After consideration of the firms’ proposals, the Audit Committee recommended to the Board of Directors that the Company appoint Crowe Horwath LLP (“Crowe Horwath”) as the Company’s new independent registered public accounting firm.  The Board of Directors approved the appointment of Crowe Horwath as the new independent registered public accounting firm, and simultaneously, the dismissal of Smith Elliott Kearns & Company, LLC (“SEK”), effective on June 16, 2014.

The reports of SEK on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012, did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding SEK’s dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and SEK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SEK, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, during this period.

The Company has provided SEK with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested SEK to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made above.  A copy of SEK’s letter, dated June 16, 2014, is included as Exhibit 16.1 to this Form 8-K.

Prior to the appointment of Crowe Horwath as its independent registered public accounting firm (including the period during the Company’s two most recent fiscal years and the subsequent interim period preceding the appointment of Crowe Howarth), the Company did not consult with Crowe Horwath regarding (i) the application of accounting principles as to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Crowe Horwath on the Company’s consolidated financial statements, and no written or oral advice was provided by Crowe Horwath that was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or (iii) any matter that was either the subject of a disagreement as defined by Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

16.1	Letter from Smith Elliott Kearns & Company, LLC to the Securities and Exchange Commission dated June 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: June 16, 2014	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)